UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 30, 2006

DELTA AIR LINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 20706, Atlanta, Georgia 30320-6001
(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 715-2600

Registrant’s Web site address: www.delta.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Delta Air Lines, Inc. is filing this Form 8-K/A as Amendment No. 1 to its Current Report on Form 8-K (the “Form 8-K”) that was filed with the Securities and Exchange Commission on February 3, 2006 to update the Form 8-K as the result of the completion of Deloitte & Touche LLP’s audit of Delta’s consolidated financial statements for the year ended December 31, 2005.

ITEM 4.01 Changes in Registrant’s Certifying Accountants

The Audit Committee of the Board of Directors of Delta Air Lines, Inc. annually considers the selection of Delta’s independent registered public accounting firm. Following a competitive bid process, which included proposals from large accounting firms, Delta’s Audit Committee on January 30, 2006 decided to engage Ernst & Young LLP (“Ernst & Young”) to serve as Delta’s independent registered public accounting firm for the fiscal year ending December 31, 2006, following the dismissal of Deloitte & Touche LLP (“Deloitte & Touche”), Delta’s independent registered public accounting firm for the fiscal year ending December 31, 2005. The engagement of Ernst & Young as Delta’s independent registered public accounting firm is subject to approval by the United States Bankruptcy Court for the Southern District of New York.

Deloitte & Touche’s reports on Delta’s consolidated financial statements for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion but included explanatory paragraphs relating to (1) Delta’s reorganization under Chapter 11 of the United States Bankruptcy Code and (2) the ability of Delta to continue as a going concern.

In connection with the audits of Delta’s financial statements for each of the fiscal years ended December 31, 2005 and December 31, 2004 and through the date of this Form 8-K/A, there were no disagreements between Delta and Deloitte & Touche on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte & Touche, would have caused Deloitte & Touche to make reference to the matter in their report on Delta’s consolidated financial statements for such years.

Delta has requested Deloitte & Touche to furnish Delta with a letter addressed to the Securities and Exchange Commission stating whether Deloitte & Touche agrees with the above statements. A copy of Deloitte & Touche’s letter is included as Exhibit 16 to this Form 8-K/A.

During the fiscal years ended December 31, 2005 and 2004 and through the date of this Form 8-K/A, neither Delta nor anyone acting on its behalf consulted Ernst & Young regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Delta’s consolidated financial statements or (2) any matter that was (a) either the subject of a disagreement with Deloitte & Touche on accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of Deloitte & Touche, would have caused Deloitte & Touche to make reference to the matter in their report, or (b) a reportable event as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission. Delta provided Ernst & Young with this Form 8-K/A prior to filing it with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 16	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated March 28, 2006

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

By: /s/ Edward H. Bastian
Date: March 28, 2006	Edward H. Bastian Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 16	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated March 28, 2006

5